                     MONTHLY STATEMENT
       ---------------------------------------------

CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                       SERIES 1996-1
       ---------------------------------------------

            Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on April 15, 2003, and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A) Information Regarding the Current Monthly Distribution for the Series 1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Senior
            Certificateholders per $1,000 original
            certificate principal amount $1.168056

      (2) The amount set forth in A(1) above distributed to Senior Certificateholders with respect to interest per $1,000 original certificate principal amount $1.168056

      (3) The amount set forth in A(1) above distributed to Senior Certificateholders with respect to principal per $1,000 original certificate principal amount $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series
            1996-1 Certificates

      (a)   The aggregate amount of Finance Charge
            Receivables collected during the Monthly Period
            immediately preceding the Distribution Date          $88,646,214.04

      (b)   The aggregate amount of Interchange collected
            and allocated to the Trust for the Monthly
            Period immediately preceding the Distribution
            Date                                                  $4,764,390.69

      (c)   The aggregate amount of Principal Receivables
            collected during the Monthly Period immediately
            preceding the Distribution Date                     $541,377,257.33

      (d)   The Floating Allocation Percentage with respect
            to the Series 1996-1 Certificates for the
            Monthly Period immediately preceding the
            Distribution Date                                         7.515789%

      (e) The Principal Allocation Percentage with respect to the Series 1996-1 Certificates for the Monthly Period immediately preceding the
            Distribution Date 14.759483%

          ---------------------------------------

              Series 1996-1 Monthly Statement
              April 15, 2003 Distribution Date

          ---------------------------------------

      (f)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 1996-1
            Certificates for the Monthly Period immediately
            preceding the Distribution Date                       $7,020,544.11

      (g)   The Principal Receivables collected and
            allocated to the Series 1996-1 Certificates for
            the Monthly Period immediately preceding the
            Distribution Date                                    $79,904,485.74

(2)   Available Finance Charge Collections and Reallocated
      Principal Collections for Series 1996-1 for the
      Monthly Period immediately preceding the Distribution
      Date

      (a)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 1996-1
            Certificates                                          $7,020,544.11

      (b)   Collection Account and Special Funding Account
            investment earnings allocated to the Series
            1996-1 Certificates                                           $0.00

      (c)   Principal Funding Account Investment Proceeds           $353,024.20

      (d)   Prefunding Account Investment Proceeds                        $0.00

      (e)   Reserve Account withdrawals, if applicable                    $0.00

      (f)   Additional Finance Charges from other Series
            allocated to the Series 1996-1 Certificates                   $0.00

      (g)   Payments, if any, on deposit as of the
            Determination Date received from any Interest
            Rate Protection Agreements                                    $0.00

      (h)   Reallocated Principal Collections                             $0.00

      (i)   Total Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            1996-1 (total of (a), (b), (c), (d), (e), (f),
            (g) and (h) above)                                    $7,373,568.31

(3) Available Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Principal Receivables collected and
            allocated to the Series 1996-1 Certificates          $79,904,485.74

      (b)   Shared Principal Collections from other Series
            allocated to the Series 1996-1 Certificates          $75,278,187.07

      (c)   Additional amounts to be treated as Available
            Principal Collections pursuant to the Series
            Supplement                                            $3,085,995.59

          ---------------------------------------

              Series 1996-1 Monthly Statement
              April 15, 2003 Distribution Date

          ---------------------------------------

      (d)   Reallocated Principal Collections                             $0.00

      (e)   Available Principal Collections for Series
            1996-1 (total of (a), (b) and (c) minus (d)
            above)                                              $158,268,668.40

(4)   Delinquent Balances in the Trust

      The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

      (a)  30-59 days                                              $117,941,024
      (b)  60-89 days                                                76,801,224
      (c)  90 or more days                                          154,082,701
                                                                   ------------
      (d)  Total Delinquencies                                     $348,824,949

(5)   Defaulted Amount

      (a)   The aggregate amount of Defaulted Receivables
            with respect to the Trust for the Monthly Period
            immediately preceding the Distribution Date          $45,365,897.91

      (b)   The aggregate Amount of Recoveries of Defaulted
            Receivables processed during the Monthly Period
            immediately preceding the Distribution Date           $4,305,730.88

      (c)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            [Defaulted Receivables minus Recoveries]             $41,060,167.03

      (d)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            allocable to the Series 1996-1 Certificates (the
            "Series 1996-1 Defaulted Amount")                     $3,085,995.59

      (e)   The Senior Defaulted Amount [Series 1996-1
            Defaulted Amount multiplied by the Senior
            Percentage]                                           $2,393,806.05

(6)   Senior Charge-Offs

      (a)   The excess, if any, of the Senior Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Senior
            Defaulted Amount, (ii) Reallocated Principal
            Collections and (iii) the amount by which the
            Collateral Invested Amount has been reduced in
            respect of such Senior Defaulted Amount (a
            "Senior Charge-Off")                                          $0.00

      (b)   The amount of the Senior Charge-Off set forth in
            item 6(a) above, per $1,000 original certificate
            principal amount (which will have the effect of
            reducing, pro rata, the amount of each Senior
            Certificateholder's investment)                          $0.0000000

      (c)   The total amount reimbursed on the Distribution
            Date in respect of Senior Charge-Offs for prior
            Distribution Dates                                            $0.00

          ---------------------------------------

              Series 1996-1 Monthly Statement
              April 15, 2003 Distribution Date

          ---------------------------------------


      (d)   The amount set forth in item 6(c) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Senior
            Certificateholder's investment)                           $0.000000

      (e)   The amount, if any, by which the outstanding
            principal balance of the Senior Certificates
            exceeds the Senior Invested Amount and the
            Senior Initial Percentage of the Prefunding
            Account Balance, if any, as of the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                             $0.00

(7)   Reductions in the Collateral Interest

      (a)   The excess, if any, of the Collateral Defaulted
            Amount over Available Finance Charge Collections
            applied to such Collateral Defaulted Amount                   $0.00

      (b)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of Reallocated Principal Collections               $0.00

      (c)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of the unpaid Required Amount                      $0.00

      (d)   The total amount by which the Collateral
            Invested Amount has been reduced on the
            Distribution Date as set forth in items 7(a),
            (b) and (c)                                                   $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Collateral
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Collateral Interest
            exceeds the Collateral Invested Amount and the
            Collateral Percentage of the Prefunding Account
            Balance, if any, as of the Distribution Date,
            after giving effect to all deposits, withdrawals
            and distributions on the Distribution Date                    $0.00

(8)   Investor Monthly Servicing Fee

      The amount of the Series 1996-1 Monthly Servicing Fee
      payable to the Servicer on the Distribution Date              $806,261.26

(9)   Prefunding Account

      (a)   The Prefunding Account Balance on the
            Distribution Date                                             $0.00

      (b)   The Senior Percentage of the Prefunding Account
            Balance on the Distribution Date                              $0.00

      (c)   The Collateral Percentage of the Prefunding
            Account Balance on the Distribution Date                      $0.00

          ---------------------------------------

              Series 1996-1 Monthly Statement
              April 15, 2003 Distribution Date

          ---------------------------------------


(10)  Senior Monthly Interest

      (a)   Senior Monthly Interest payable on the
            Distribution Date                                       $876,625.69

(11)  Principal Funding Account Amount

(a)   The amount on deposit in the Principal Funding Account
      on the Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                         $500,333,333.32

(b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in January 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

(12)  Deficit Controlled Accumulation Amount

      The Deficit Controlled Accumulation Amount for the
      Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                                   $0.00

(13)  Reserve Account (if applicable)

      (a)   The amount on deposit in the Reserve Account, if
            funded, on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                          0.00

      (b)   The Required Reserve Account Amount, if any,
            selected by the Servicer                                       0.00

C)    Senior Invested Amount

      (1)   The Senior Invested Amount and the Senior
            Percentage of the Prefunding Account Balance on
            the date of issuance (the "Senior Initial
            Amount")                                            $750,500,000.00

      (2)   The Senior Invested Amount and the Senior
            Percentage of the Prefunding Account Balance, if
            any, on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date             $750,500,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Senior Invested
            Amount and the Senior Percentage of the
            Prefunding Account Balance, if any, as of such
            Distribution Date, after giving effect to any
            adjustment in the Senior Invested Amount on such
            Distribution Date, to the Senior Initial
            Amount). The amount of a Senior
            Certificateholder's pro rate share of the Senior
            Invested Amount and the Prefunding Account
            Balance, if any, can be determined by
            multiplying the original denomination of the
            Senior Certificateholder's Certificate by the
            Pool Factor                                                1.000000

          ---------------------------------------

              Series 1996-1 Monthly Statement
              April 15, 2003 Distribution Date

          ---------------------------------------

D)    Collateral Invested Amount

      (1)   The Collateral Invested Amount and the
            Collateral Percentage of the Prefunding Account
            Balance on the date of issuance                     $199,500,000.00

      (2)   The Collateral Invested Amount and the
            Collateral Percentage of the Prefunding Account
            Balance, if any, on the Distribution Date, after
            giving effect to all deposits, withdrawals and
            distributions on such Distribution Date              $75,321,418.36

      (3)   The Collateral Invested Amount as a percentage
            of the sum of the Collateral Invested Amount and
            the Senior Invested Amount on such Distribution
            Date                                                          9.12%

E)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $6,255,545,277

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $195,420,703

F)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 1996-1 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 1996-1 Certificates and the
            Prefunding Account balance, if any, as of the
            last day of the next preceding Monthly Period,
            multiplied by 365 days divided by number of
            calendar days in the month.) Effective November
            2002 Monthly Period.                                         10.11%

      (2)   The Net Loss Rate (the Series 1996-1 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 1996-1
            Certificates and the Prefunding Account balance,
            if any, as of the last day of the next preceding
            Monthly Period, multiplied by 12)                             4.31%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 1996-1 Certificates
            for the preceding Monthly Period)                             5.80%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 1996-1 Certificates and the Prefunding
            Account Balance, if any, as of the last day of the
            next preceding Monthly Period, multiplied by 12)              2.58%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 1996-1 Certificates for
            the preceding Monthly Period)                                 3.22%

          ---------------------------------------

              Series 1996-1 Monthly Statement
              April 15, 2003 Distribution Date

          ---------------------------------------

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.57%

G)    Series 1996-1 Information for the Last Three
      Distribution Dates

      1)    Gross Yield

            a)    04/15/03        10.11%
            b)    03/17/03        12.50%
            c)    02/18/03        13.91%

      2)    Net Loss Rate

            a)    04/15/03        4.31%
            b)    03/17/03        5.38%
            c)    02/18/03        6.48%

      3)    Net Spread (Portfolio Yield
            Minus Base Rate)

            a)    04/15/03         3.22%
            b)    03/17/03         4.26%
            c)    02/18/03         3.86%

      Three Month Average          3.78%

      4) Monthly Payment Rate

            a)    04/15/03         9.57%
            b)    03/17/03         8.19%
            c)    02/18/03         8.81%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                              By: _________________________________
                                  Name:  Patricia Garvey
                                  Title: Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1997-2

                 ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National
Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on April 15, 2003, and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $1.119722

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.119722

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.280833

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.280833

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 1997-2 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $88,646,214.04

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $4,764,390.69

           -------------------------------------

              Series 1997-2 Monthly Statement
              April 15, 2003 Distribution Date

           -------------------------------------

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $541,377,257.33

            (d)   The Floating Allocation Percentage with
                  respect to the Series 1997-2 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                    10.875409%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 1997-2 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                    10.875409%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 1997-2 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                              $10,158,785.06

            (g)   The Principal Receivables collected and
                  allocated to the Series 1997-2
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $58,876,989.50

(2)   Available Finance Charge Collections, Required Draw
      Amount and Reallocated Principal Collections for
      Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 1997-2
            Certificates                                         $10,158,785.06

      (b)   Collection Account and Special Funding Account
            investment earnings allocated to the Series
            1997-2 Certificates                                           $0.00

      (c)   Principal Funding Account Investment Proceeds                 $0.00

      (d)   Cash Collateral Account Investment Proceeds              $19,967.59

      (e)   Reserve Draw Amount, if applicable                            $0.00

      (f)   Additional Finance Charges from other Series
            allocated to the Series 1997-2 Certificates                   $0.00

      (g)   Payments, if any, on deposit as of the
            Determination Date received from any Interest
            Rate Protection Agreements                                    $0.00

      (h)   Required Draw Amount, if applicable                           $0.00

      (i)   Reallocated Collateral Principal Collections                  $0.00

      (j)   Reallocated Class B Principal Collections                     $0.00

      (k)   Total Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            1997-2 (total of (a), (b), (c), (d), (e), (f),
            (g), (h), (i) and (j) above)                         $10,178,752.65

           -------------------------------------

              Series 1997-2 Monthly Statement
              April 15, 2003 Distribution Date

           -------------------------------------

(3) Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Principal Receivables collected and
            allocated to the Series 1997-2 Certificates          $58,876,989.50

      (b)   Shared Principal Collections from other Series
            allocated to the Series 1997-2 Certificates                   $0.00

      (c)   Additional amounts to be treated as Available
            Principal Collections pursuant to the Series
            Supplement                                            $4,465,460.99

      (d)   Reallocated Collateral Principal Collections                  $0.00

      (e)   Reallocated Class B Principal Collections                     $0.00

      (f)   Available Principal Collections for Series
            1997-2 (total of (a), (b) and (c) minus (d) and
            (e) above)                                           $63,342,450.49

(4)   Delinquent Balances in the Trust

      The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

      (a) 30-59 days                                               $117,941,024
      (b) 60-89 days                                                 76,801,224
      (c) 90 or more days                                           154,082,701
                                                                   ------------
      (d) Total Delinquencies                                      $348,824,949

(5)   Defaulted Amount

      (a)   The aggregate amount of Defaulted Receivables
            with respect to the Trust for the Monthly Period
            immediately preceding the Distribution Date          $45,365,897.91

      (b)   The aggregate Amount of Recoveries of Defaulted
            Receivables processed during the Monthly Period
            immediately preceding the Distribution Date           $4,305,730.88

      (c)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            [Defaulted Receivables minus Recoveries]             $41,060,167.03

      (d)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            allocable to the Series 1997-2 Certificates (the
            "Series 1997-2 Defaulted Amount")                     $4,465,460.99

      (e)   The Class A Defaulted Amount [Series 1997-2
            Defaulted Amount multiplied by the Class A
            Percentage]                                           $3,639,350.71

      (f)   The Class B Defaulted Amount [Series 1997-2
            Defaulted Amount multiplied by the Class B
            Percentage]                                             $424,218.79

           -------------------------------------

              Series 1997-2 Monthly Statement
              April 15, 2003 Distribution Date

           -------------------------------------

(6)   Class A Charge-Offs

      (a)   The excess, if any, of the Class A Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class A
            Defaulted Amount, (ii) the Available Cash
            Collateral Amount applied to such Class A
            Defaulted Amount, (iii) Reallocated Principal
            Collections applied to such Class A Defaulted
            Amount, (iv) the amount by which the Collateral
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount and (v) the amount
            by which the Class B Invested Amount has been
            reduced in respect of such Class A Defaulted
            Amount (a "Class A Charge-Off")                               $0.00

      (b)   The amount of the Class A Charge-Off set forth
            in item 6(a) above, per $1,000 original
            certificate principal amount (which will have
            the effect of reducing, pro rata, the amount of
            each Class A Certificateholder's investment)              $0.000000

      (c)   The total amount reimbursed on the Distribution
            Date in respect of Class A Charge-Offs for prior
            Distribution Dates                                            $0.00

      (d)   The amount set forth in item 6(c) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class A
            Certificateholder's investment)                           $0.000000

      (e)   The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

(7)   Class B Charge-Offs

      (a)   The excess, if any, of the Class B Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class B
            Defaulted Amount applied to such Class B
            Defaulted Amount, (ii) the Available Cash
            Collateral Amount, (iii) Reallocated Collateral
            Principal Collections applied to such Class B
            Defaulted Amount and (iv) the amount by which
            the Collateral Invested Amount has been reduced
            in respect of such Class B Defaulted Amount                   $0.00

      (b)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Class B Principal
            Collections                                                   $0.00

      (c)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of item 6(a) (together with item 7(a),
            "Class B Charge-Offs")                                        $0.00

      (d)   The total amount by which the Class B Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 7(a), (b) and(C)                        $0.00

      (e)   The amount set forth in item 7(d) above per
            $1,000 original certificate principal amount
            (which will have the effect of reducing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

           -------------------------------------

              Series 1997-2 Monthly Statement
              April 15, 2003 Distribution Date

           -------------------------------------

      (f)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class B
            Invested Amount on prior Distribution Date                    $0.00

      (g)   The amount set forth in item 7(f) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (h)   The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

(8)   Reductions in the Collateral Interest

      (a)   The excess, if any, of the Collateral Defaulted
            Amount over Available Finance Charge Collections
            applied to such Collateral Defaulted Amount                   $0.00

      (b)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of Reallocated Principal Collections               $0.00

      (c)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of items 6(a) and 7(a) above                       $0.00

      (d)   The total amount by which the Collateral
            Invested Amount has been reduced on the
            Distribution Date as set forth in items 8(a),
            (b) and (c)                                                   $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Collateral
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Collateral Interest
            exceeds the Collateral Invested Amount, if any,
            as of the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions
            on the Distribution Date                                      $0.00

(9)   Investor Monthly Servicing Fee

      (a)   The amount of the Series 1997-2 Monthly
            Servicing Fee payable to the Servicer on the
            Distribution Date                                     $1,166,666.67

(10)  Cash Collateral Account

      (a)   The Available Cash Collateral Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $21,000,000.00

(11)  Class A Monthly Interest

      (a)   Class A Monthly Interest payable on the
            Distribution Date                                       $638,801.53

(12)  Class B Monthly Interest

      (a)   Class B Monthly Interest payable on the
            Distribution Date                                        $85,175.42

(13)  Principal Funding Account Amount

      (a)   The amount on deposit in the Principal Funding
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date                       $0.00

      (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

(14)  Deficit Controlled Accumulation Amount

      The Deficit Controlled Accumulation Amount for the
      Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                                   $0.00

(15)  Reserve Account (if applicable)

      (a)   The amount on deposit in the Reserve Account, if
            funded, on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                 $2,852,500.00

      (b)   The Required Reserve Account Amount, if any,
            selected by the Servicer                              $2,852,500.00

(C)   Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $570,500,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $570,500,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $66,500,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $66,500,000.00

           -------------------------------------

              Series 1997-2 Monthly Statement
              April 15, 2003 Distribution Date

           -------------------------------------

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor                                                  1.0000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $63,000,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $63,000,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the sum of the Invested Amount on such
            Distribution Date                                             9.00%

F)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $6,255,545,277

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $195,420,703

G)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 1997-2 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 1997-2 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 days divided by number of
            calendar days in the month.) Effective November
            2002 monthly period.                                         17.12%

      (2)   The Net Loss Rate (the Series 1997-2 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 1997-2
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.66%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 1997-2 Certificates
            for the preceding Monthly Period)                             9.46%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 1997-2 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          3.41%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 1997-2 Certificates for
            the preceding Monthly Period)                                 6.05%

           -------------------------------------

              Series 1997-2 Monthly Statement
              April 15, 2003 Distribution Date

           -------------------------------------

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.57%

H)    Series 1997-2 Information for the Last Three
      Distribution Dates

      1)    Gross Yield

      a)    04/15/03                   17.12%
      b)    03/17/03                   16.96%
      c)    02/18/03                   15.95%

      2)    Net Loss Rate

      a)    04/15/03                    7.66%
      b)    03/17/03                    7.48%
      c)    02/18/03                    7.50%

      3)    Net Spread (Portfolio Yield
            Minus Base Rate)

      a)    04/15/03                    6.05%
      b)    03/17/03                    6.11%
      c)    02/18/03                    4.69%

      Three Month Average 5.62%

      4)    Monthly Payment Rate

      a)    04/15/03                    9.57%
      b)    03/17/03                    8.19%
      c)    02/18/03                    8.81%


                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                               By: _________________________________
                               Name:  Patricia Garvey
                               Title: Vice President

                               MONTHLY STATEMENT
                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1999-1
                 ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
 Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on April 15, 2003, and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $1.216389

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.216389

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $5.666667

      (5)   The amount set forth in A (4) above distributed
            to Class B Certificateholder with respect to
            interest per $1,000 original certificate
            principal amount                                          $5.666667

      (6)   The amount set forth in A (4) above distributed
            to Class B Cerfiticateholder with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 1999-1 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $88,646,214.04

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $4,764,390.69

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $541,377,257.33

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------

            (d)   The Floating Allocation Percentage with
                  respect to the Series 1999-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.959166%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 1999-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     9.959166%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 1999-1 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $9,302,916.74

            (g)   The Principal Receivables collected and
                  allocated to the Series 1999-1
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $53,916,657.13

(2)   Available Finance Charge Collections and Reallocated
      Principal Collections for Series 1999-1 for the
      Monthly Period immediately preceding the Distribution
      Date.

      (a)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 1999-1
            Certificates                                          $9,302,916.74

      (b)   Collection Account and Special Funding Account
            investment earnings allocated to the Series
            1999-1 Certificates                                           $0.00

      (c)   Principal Funding Account Investment Proceeds                 $0.00

      (d)   Reserve Draw Amount                                           $0.00

      (e)   Additional Finance Charges from other Series
            allocated to the Series 1999-1 Certificates                   $0.00

      (f)   Payments, if any, on deposit as of the
            Determination Date received from any Interest
            Rate Protection Agreements                                    $0.00

      (g)   Reallocated Class D Principal Collections                     $0.00

      (h)   Reallocated Collateral Principal Collections                  $0.00

      (i)   Reallocated Class B Principal Collections                     $0.00

      (j)   Total Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            1999-1 (total of (a), (b), (c), (d), (e), (f),
            (g), (h), and (i) above)                              $9,302,916.74

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------

(3) Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Principal Receivables collected and
            allocated to the Series 1999-1 Certificates          $53,916,657.13

      (b)   Shared Principal Collections from other Series
            allocated to the Series 1999-1 Certificates                   $0.00

      (c)   Additional amounts to be treated as Available
            Principal Collections pursuant to the Series
            Supplement                                            $4,089,250.00

      (d)   Reallocated Class D Principal Collections                     $0.00

      (e)   Reallocated Collateral Principal Collections                  $0.00

      (f)   Reallocated Class B Principal Collections                     $0.00

      (g)   Available Principal Collections for Series
            1999-1 (total of (a), (b) and (c) minus (d), (e)
            and (f) above)                                       $58,005,907.13

(4)   Delinquent Balances in the Trust

      The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

      (a) 31-60 days                                               $117,941,024
      (b) 61-90 days                                                 76,801,224
      (c) 91 or more days                                           154,082,701
                                                                   ------------
      (d) Total Delinquencies                                      $348,824,949

(5)   Defaulted Amount

      (a)   The aggregate amount of Defaulted Receivables
            with respect to the Trust for the Monthly Period
            immediately preceding the Distribution Date          $45,365,897.91

      (b)   The aggregate Amount of Recoveries of Defaulted
            Receivables processed during the Monthly Period
            immediately preceding the Distribution Date           $4,305,730.88

      (c)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            [Defaulted Receivables minus Recoveries]             $41,060,167.03

      (d)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            allocable to the Series 1999-1 Certificates (the
            "Series 1999-1 Defaulted Amount")                     $4,089,250.00

      (e)   The Class A Defaulted Amount [Series 1999-1
            Defaulted Amount multiplied by the Class A
            Percentage]                                           $3,189,614.99

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------


      (f)   The Class B Defaulted Amount [Series 1999-1
            Defaulted Amount multiplied by the Class B
            Percentage]                                             $419,147.31

(6)   Class A Charge-Offs

      (a)   The excess, if any, of the Class A Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class A
            Defaulted Amount, (ii) Reallocated Principal
            Collections applied to such Class A Defaulted
            Amount, (iii) the amount by which the Class D
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount, (iv) the amount
            by which the Collateral Invested Amount has been
            reduced in respect of such Class A Defaulted
            Amount and (v) the amount by which the Class B
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount (a "Class A
            Charge-Off")                                                  $0.00

      (b)   The amount of the Class A Charge-Off set forth
            in item 6(a) above, per $1,000 original
            certificate principal amount (which will have
            the effect of reducing, pro rata, the amount of
            each Class A Certificateholder's investment)                  $0.00

      (c)   The total amount reimbursed on the Distribution
            Date in respect of Class A Charge-Offs for prior
            Distribution Dates                                            $0.00

      (d)   The amount set forth in item 6(c) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class A
            Certificateholder's investment)                           $0.000000

      (e)   The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Class B Defaulted Amount,
                  (ii) Reallocated Class D Principal
                  Collections applied to such Class B
                  Defaulted Amount, (iii) Reallocated
                  Collateral Principal Collections applied
                  to such Class B Defaulted Amount, (iv) the
                  amount by which the Class D Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount and (v) the
                  amount by which the Collateral Invested
                  Amount has been reduced in respect of such
                  Class B Defaulted Amount                                $0.00

            (b)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Class B Principal Collections               $0.00

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------


            (c)   The amount by which the Class B Invested
                  Amount has been reduced on the
                  Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B
                  Charge-Offs")                                           $0.00

            (d)   The total amount by which the Class B
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  7(a), (b) and (c )                                      $0.00

            (e)   The amount set forth in item 7(d) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  reducing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (f)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Class B Invested Amount on prior
                  Distribution Dates                                      $0.00

            (g)   The amount set forth in item 7(f) above
                  per $1,000 original certificate principal
                  amount (which will have the effect of
                  increasing, pro rata, the amount of each
                  Class B Certificateholder's investment)             $0.000000

            (h)   The amount, if any, by which the
                  outstanding principal balance of the Class
                  B Certificates exceeds the Class B
                  Invested Amount if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on such Distribution Date                 $0.00

(8)   Reductions in the Collateral Interest

      (a)   The excess, if any, of the Collateral Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Collateral
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Collateral
            Defaulted Amount and (iii) the Amount by which
            the Class D Invested Amount has been reduced in
            respect of such Collateral Defaulted Amount                   $0.00

      (b)   The amount by which the Collateral Invested
            Amount has been reduced the Distribution Date in
            respect of Reallocated Collateral Principal
            Collections                                                   $0.00

      (c)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of items 6(a) and 7(a) above                       $0.00

      (d)   The total amount by which the Collateral
            Invested Amount has been reduced on the
            Distribution Date as set forth in items 8(a),
            (b) and (c)                                                   $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Collateral
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Collateral Interest
            exceeds the Collateral Invested Amount, if any,
            as of the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions
            on the Distribution Date                                      $0.00

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------

(9)   Reductions in the Class D Interest

      (a)   The excess, if any, of the Class D Defaulted
            Amount over Available Finance Charge Collections
            applied to such Class D Defaulted Amount                      $0.00

      (b)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Principal Collections                  $0.00

      (c)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of items 6(a), 7(a) and 8(a) above                    $0.00

      (d)   The total amount by which the Class D Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 9(a), (b) and (c )                      $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class D
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Class D Interest
            exceeds the Class D Invested Amount, if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            the Distribution Date                                         $0.00

(10)  Investor Monthly Servicing Fee

      (a)   The amount of the Series 1999-1 Monthly
            Servicing Fee payable to the Servicer on the
            Distribution Date                                       $934,829.06

(11)  Class A Monthly Interest

      (a)   Class A Monthly Interest payable on the
            Distribution Date                                       $608,194.44

(12)  Class B Monthly Interest

      (a)   Class B Monthly Interest payable on the
            Distribution Date                                       $372,328.33

(13)  Principal Funding Account Amount

      (a)   The amount on deposit in the Principal Funding
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date                       $0.00

      (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------


(14)  Deficit Controlled Accumulation Amount

      The Deficit Controlled Accumulation Amount for the
      Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                                   $0.00

(15)  Reserve Account

      (a)   The amount on deposit in the Reserve Account on
            the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date and the related Transfer
            Date                                                  $2,500,000.00

      (b)   The Required Reserve Account Amount                   $2,500,000.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $500,000,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $500,000,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                 1.00000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $65,705,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $65,705,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor                                                1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $52,884,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Date                                                 $52,884,000.00

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------


      (3)   The Collateral Invested Amount as a percentage
            of the sum of the Invested Amount on such
            Distribution Date                                             8.25%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $22,436,642.00

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $22,436,642.00

      (3)   The Class D Invested Amount as a percentage of
            the sum of the Invested Amount on such
            Distribution Date                                             3.50%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $6,255,545,277

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $195,420,703

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 1999-1 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 1999-1 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 days divided by number of days
            in calendar month.) Effective November 2002
            monthly period.                                              17.09%

      (2)   The Net Loss Rate (the Series 1999-1 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 1999-1
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.66%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 1999-1 Certificates
            for the preceding Monthly Period)                             9.43%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 1999-1 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          4.44%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 1999-1 Certificates for
            the preceding Monthly Period)                                 4.99%

               ------------------------------

              Series 1999-1 Monthly Statement
              April 15, 2003 Distribution Date

               ------------------------------


      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.57%

I)    Series 1999-1 Information for the Last Three
      Distribution Dates

      1)    Gross Yield

            a)    04/15/03         17.09%
            b)    03/17/03         16.93%
            c)    02/18/03         23.52%

      2)    Net Loss Rate

            a)   04/15/03          7.66%
            b)   03/17/03          7.48%
            c)   02/18/03          7.50%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)  04/15/03           4.99%
            b)  03/17/03           5.04%
            c)  02/18/03          11.30%

      Three Month Average 7.11%

      4)    Monthly Payment Rate

            a)  04/15/03           9.57%
            b)  03/17/03           8.19%
            c)  02/18/03           8.81%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By: _________________________________
                               Name:   Patricia Garvey
                               Title:  Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-1
                 ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on April 15, 2003,and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $6.241667

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $6.241667

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.417778

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.417778

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 2000-1 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $88,646,214.04

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $4,764,390.69

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $541,377,257.33

            (d)   The Floating Allocation Percentage with
                  respect to the Series 2000-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     8.156557%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 2000-1 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     8.156557%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-1 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $7,619,088.79

            (g)   The Principal Receivables collected and
                  allocated to the Series 2000-1
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $44,157,742.12

(2)   Available Finance Charge Collections and Reallocated
      Principal Collections for Series 2000-1 for the
      Monthly Period immediately preceding the Distribution
      Date.

      (a)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 2000-1
            Certificates                                          $7,619,088.79

      (b)   Collection Account and Special Funding Account
            investment earnings allocated to the Series
            2000-1 Certificates                                           $0.00

      (c)   Principal Funding Account Investment Proceeds                 $0.00

      (d)   Class A Reserve Draw Amount                                   $0.00

      (e)   Class B Reserve Draw Amount                                   $0.00

      (f)   Additional Finance Charges from other Series
            allocated to the Series 2000-1 Certificates           $1,366,336.95

      (g)   Payments, if any, on deposit as of the
            Determination Date received from any Interest
            Rate Protection Agreements                                    $0.00

      (h)   Reallocated Class D Principal Collections                     $0.00

      (i)   Reallocated Collateral Principal Collections                  $0.00

      (j)   Reallocated Class B Principal Collections                     $0.00

      (k)   Total Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            2000-1 (total of (a), (b), (c), (d), (e), (f),
            (g), (h), (i) and (j) above)                          $8,985,425.74

(3) Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Principal Receivables collected and
            allocated to the Series 2000-1 Certificates          $44,157,742.12

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------

      (b)   Shared Principal Collections from other Series
            allocated to the Series 2000-1 Certificates                   $0.00

      (c)   Additional amounts to be treated as Available
            Principal Collections pursuant to the Series
            Supplement                                            $3,349,095.74

      (d)   Reallocated Class D Principal Collections                     $0.00

      (e)   Reallocated Collateral Principal Collections                  $0.00

      (f)   Reallocated Class B Principal Collections                     $0.00

      (g)   Available Principal Collections for Series
            2000-1 (total of (a), (b) and ( c) minus (d),
            (e) and (f) above)                                   $47,506,837.86

(4)   Delinquent Balances in the Trust

      The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

      (a)  31-60 days                                              $117,941,024
      (b)  61-90 days                                                76,801,224
      (c)  91 or more days                                          154,082,701
                                                                   ------------
      (d)  Total Delinquencies                                     $348,824,949

(5)   Defaulted Amount

      (a)   The aggregate amount of Defaulted Receivables
            with respect to the Trust for the Monthly Period
            immediately preceding the Distribution Date          $45,365,897.91

      (b)   The aggregate Amount of Recoveries of Defaulted
            Receivables processed during the Monthly Period
            immediately preceding the Distribution Date           $4,305,730.88

      (c)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            [Defaulted Receivables minus Recoveries]             $41,060,167.03

      (d)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            allocable to the Series 2000-1 Certificates (the
            "Series 2000-1 Defaulted Amount")                     $3,349,095.74

      (e)   The Class A Defaulted Amount [Series 2000-1
            Defaulted Amount multiplied by the Class A
            Percentage]                                           $2,679,276.59

      (f)   The Class B Defaulted Amount [Series 2000-1
            Defaulted Amount multiplied by the Class B
            Percentage]                                            $301,418.62

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------

(6)   Class A Charge-Offs

      (a)   The excess, if any, of the Class A Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class A
            Defaulted Amount, (ii) Reallocated Principal
            Collections applied to such Class A Defaulted
            Amount, (iii) the amount by which the Class D
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount, (iv) the amount
            by which the Collateral Invested Amount has been
            reduced in respect of such Class A Defaulted
            Amount and (v) the amount by which the Class B
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount (a "Class A
            Charge-Off")                                                  $0.00

      (b)   The amount of the Class A Charge-Off set forth
            in item 6(a) above, per $1,000 original
            certificate principal amount (which will have
            the effect of reducing, pro rata, the amount of
            each Class A Certificateholder's investment)              $0.000000

      (c)   The total amount reimbursed on the Distribution
            Date in respect of Class A Charge-Offs for prior
            Distribution Dates                                            $0.00

      (d)   The amount set forth in item 6(c) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class A
            Certificateholder's investment)                          $0.0000000

      (e)   The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

(7)   Class B Charge-Offs

      (a)   The excess, if any, of the Class B Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class B
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Class B
            Defaulted Amount, (iii) Reallocated Collateral
            Principal Collections applied to such Class B
            Defaulted Amount, (iv) the amount by which the
            Class D Invested Amount has been reduced in
            respect of such Class B Defaulted Amount and (v)
            the amount by which the Collateral Invested
            Amount has been reduced in respect of such Class
            B Defaulted Amount                                            $0.00

      (b)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Class B Principal
            Collections                                                   $0.00

      (c)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of item 6(a) (together with item 7(a),
            "Class B Charge-Offs")                                        $0.00

      (d)   The total amount by which the Class B Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 7(a), (b) and (c)                       $0.00

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------

      (e)   The amount set forth in item 7(d) above per
            $1,000 original certificate principal amount
            (which will have the effect of reducing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (f)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class B
            Invested Amount on prior Distribution Dates                   $0.00

      (g)   The amount set forth in item 7(f) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (h)   The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

(8)   Reductions in the Collateral Interest

      (a)   The excess, if any, of the Collateral Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Collateral
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Collateral
            Defaulted Amount and (iii) the amount by which
            the Class D Invested Amount has been reduced in
            respect of such Collateral Defaulted Amount                   $0.00

      (b)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of Reallocated Collateral Principal
            Collections                                                   $0.00

      (c)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of items 6(a) and 7(a) above                       $0.00

      (d)   The total amount by which the Collateral
            Invested Amount has been reduced on the
            Distribution Date as set forth in items 8(a),
            (b) and (c)                                                   $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Collateral
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Collateral Interest
            exceeds the Collateral Invested Amount, if any,
            as of the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions
            on the Distribution Date                                      $0.00

(9)   Reductions in the Class D Interest

      (a)   The excess, if any, of the Class D Defaulted
            Amount over Available Finance Charge Collections
            applied to such Class D Defaulted Amount                      $0.00

      (b)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Principal Collections                  $0.00

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------
      (c)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of items 6(a), 7(a) and 8 (a) above                   $0.00

      (d)   The total amount by which the Class D Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 9(a), (b) and (c )                      $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class D
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Class D Interest
            exceeds the Class D Invested Amount, if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            the Distribution Date                                         $0.00

(10)  Investor Monthly Servicing Fee

      (a)   The amount of the Series 2000-1 Monthly
            Servicing Fee payable to the Servicer on the
            Distribution Date                                        $765,625.00

(11)  Class A Monthly Interest

      (a)   Class A Monthly Interest payable on the
            Distribution Date                                     $2,621,500.00

(12)  Class B Monthly Interest

      (a)   Class B Monthly Interest payable on the
            Distribution Date                                        $66,990.00

(13)  Principal Funding Account Amount

      (a)   The amount on deposit in the Principal Funding
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date                       $0.00

      (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in March 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

(14)  Deficit Controlled Accumulation Amount

      The Deficit Controlled Accumulation Amount for the
      Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                                   $0.00

(15)  Class A Reserve Account

      (a)   The amount on deposit in the Class A Reserve
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                 $2,100,000.00

      (b)   The Class A Required Reserve Account Amount           $2,100,000.00

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------

(16)  Class B Reserve Account

      (a)   The amount on deposit in the Class B Reserve
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                         $0.00

      (b)   The Class B Required Reserve Account Amount                   $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $420,000,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $420,000,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount
            $47,250,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $47,250,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor                                                1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $42,000,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $42,000,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the Invested Amount on such Distribution Date              8.00%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $15,750,000.00

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $15,750,000.00

      (3)   The Class D Invested Amount as a percentage of
            the Invested Amount on such Distribution Date
            3.00%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $6,255,545,277

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $195,420,703

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 2000-1 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 2000-1 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 divided by number of days in
            the calendar month.) Effective November 2002
            monthly period.                                              20.15%

      (2)   The Net Loss Rate (the Series 2000-1 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 2000-1
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.66%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 2000-1 Certificates
            for the preceding Monthly Period)                            12.49%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 2000-1 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          8.33%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 2000-1 Certificates for
            the preceding Monthly Period)                                 4.16%

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.57%

I)    Series 2000-1 Information for the Last Three
      Distribution Dates

      1)    Gross Yield

            a) 04/15/03                     20.15%
            b) 03/17/03                     16.93%
            c) 02/18/03                     15.92%

             ---------------------------------

              Series 2000-1 Monthly Statement
              April 15, 2003 Distribution Date

             ---------------------------------


      2)    Net Loss Rate

            a) 04/15/03                     7.66%
            b) 03/17/03                     7.48%
            c) 02/18/03                     7.50%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)  04/15/03                   4.16%
            b)  03/17/03                   1.13%
            c)  02/18/03                   0.01%

      Three Month Average 1.77%

      4)    Monthly Payment Rate

            a)  04/15/03                   9.57%
            b)  03/17/03                   8.19%
            c)  02/18/03                   8.81%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By: _________________________________
                               Name:  Patricia Garvey
                               Title: Vice President

                               MONTHLY STATEMENT
                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-2
                 ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on April 15, 2003 and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $1.168056

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.168056

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.441944

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.441944

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 2000-2 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $88,646,214.04

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $4,764,390.69

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $541,377,257.33

            (d)   The Floating Allocation Percentage with
                  respect to the Series 2000-2 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     8.992409%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 2000-2 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                     8.992409%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-2 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                               $8,399,863.99

            (g)   The Principal Receivables collected and
                  allocated to the Series 2000-2
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $48,682,859.31

(2)   Available Finance Charge Collections and Reallocated
      Principal Collections for Series 2000-2 for the
      Monthly Period immediately preceding the Distribution
      Date.

      (a)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 2000-2
            Certificates                                          $8,399,863.99

      (b)   Collection Account and Special Funding Account
            investment earnings allocated to the Series
            2000-2 Certificates                                           $0.00

      (c)   Principal Funding Account Investment Proceeds                 $0.00

      (d)   Class A Reserve Draw Amount                                   $0.00

      (e)   Class B Reserve Draw Amount                                   $0.00

      (f)   Additional Finance Charges from other Series
            allocated to the Series 2000-2 Certificates                   $0.00

      (g)   Payments, if any, on deposit as of the
            Determination Date received from any Interest
            Rate Protection Agreements                                    $0.00

      (h)   Reallocated Class D Principal Collections                     $0.00

      (i)   Reallocated Collateral Principal Collections                  $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      (j)   Reallocated Class B Principal Collections                     $0.00

      (k)   Total Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            2000-2 (total of (a), (b), (c), (d), (e), (f),
            (g), (h), (i) and (j) above)                          $8,399,863.99

      (3)   Available Principal Collections for Series
            2000-2 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Principal Receivables collected and
            allocated to the Series 2000-2 Certificates          $48,682,859.31

      (b)   Shared Principal Collections from other Series
            allocated to the Series 2000-2 Certificates                   $0.00

      (c)   Additional amounts to be treated as Available
            Principal Collections pursuant to the Series
            Supplement                                            $3,692,298.31

      (d)   Reallocated Class D Principal Collections                     $0.00

      (e)   Reallocated Collateral Principal Collections                  $0.00

      (f)   Reallocated Class B Principal Collections                     $0.00

      (g)   Available Principal Collections for Series
            2000-2 (total of (a), (b) and ( c) minus (d),
            (e) and (f) above)                                   $52,375,157.62

(4)   Delinquent Balances in the Trust

      The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

      (a) 31-60 days                                               $117,941,024
      (b) 61-90 days                                                 76,801,224
      (c) 91 or more days                                           154,082,701
                                                                   ------------
      (d) Total Delinquencies                                      $348,824,949

(5)   Defaulted Amount

      (a)   The aggregate amount of Defaulted Receivables
            with respect to the Trust for the Monthly Period
            immediately preceding the Distribution Date          $45,365,897.91

      (b)   The aggregate Amount of Recoveries of Defaulted
            Receivables processed during the Monthly Period
            immediately preceding the Distribution Date           $4,305,730.88

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

      (c)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            [Defaulted Receivables minus Recoveries]             $41,060,167.03

      (d)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            allocable to the Series 2000-2 Certificates (the
            "Series 2000-2 Defaulted Amount")                     $3,692,298.31

      (e)   The Class A Defaulted Amount [Series 2000-2
            Defaulted Amount multiplied by the Class A
            Percentage]                                           $2,870,653.49

      (f)   The Class B Defaulted Amount [Series 2000-2
            Defaulted Amount multiplied by the Class B
            Percentage]                                             $378,288.34

(6)   Class A Charge-Offs

      (a)   The excess, if any, of the Class A Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class A
            Defaulted Amount, (ii) Reallocated Principal
            Collections applied to such Class A Defaulted
            Amount, (iii) the amount by which the Class D
            invested Amount has been reduced in respect of
            such Class A Defaulted Amount, (iv) the amount
            by which the Collateral Invested Amount has been
            reduced in respect of such Class A Defaulted
            Amount and (v) the amount by which the Class B
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount (a"Class A
            Charge-Off")                                                  $0.00

      (b)   The amount of the Class A Charge-Off set forth
            in item 6(a) above, per $1,000 original
            certificate principal amount (which will have
            the effect of reducing, pro rata, the amount of
            each Class A Certificateholder's investment)              $0.000000

      (c)   The total amount reimbursed on the Distribution
            Date in respect of Class A Charge-Offs for prior
            Distribution Dates                                            $0.00

      (d)   The amount set forth in item 6(c) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class A
            Certificateholder's investment)                           $0.000000

      (e)   The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


(7)   Class B Charge-Offs

      (a)   The excess, if any, of the Class B Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class B
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Class B
            Defaulted Amount, (iii) Reallocated Collateral
            Principal Collections applied to such Class B
            Defaulted Amount, (iv) the amount by which the
            Class D Invested Amount has been reduced in
            respect of such Class B Defaulted Amount and (v)
            the amount by which the Collateral Invested
            Amount has been reduced in respect of such Class
            B Defaulted Amount                                            $0.00

      (b)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Class B Principal
            Collections                                                   $0.00

      (c)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of item 6(a) (together with item 7(a),
            "Class B Charge-Offs")                                        $0.00

      (d)   The total amount by which the Class B Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 7(a), (b) and (c)                       $0.00

      (e)   The amount set forth in item 7(d) above per
            $1,000 original certificate principal amount
            (which will have the effect of reducing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (f)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class B
            Invested Amount on prior Distribution Dates                   $0.00

      (g)   The amount set forth in item 7(f) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (h)   The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

(8)   Reductions in the Collateral Interest

      (a)   The excess, if any, of the Collateral Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Collateral
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Collateral
            Defaulted Amount and (iii) the amount by which
            the Class D Invested Amount has been reduced in
            respect of such Collateral Defaulted Amount                   $0.00

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

      (b)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of Reallocated Collateral Principal
            Collections                                                   $0.00

      (c)   The amount by which the Collateral Invested
            Amount has been reduced on the Distribution Date
            in respect of items 6(a) and 7(a) above                       $0.00

      (d)   The total amount by which the Collateral
            Invested Amount has been reduced on the
            Distribution Date as set forth in items 8(a),
            (b) and (c)                                                   $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Collateral
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Collateral Interest
            exceeds the Collateral Invested Amount, if any,
            as of the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions
            on the Distribution Date                                      $0.00

(9)   Reductions in the Class D Interest

      (a)   The excess, if any, of the Class D Defaulted
            Amount over Available Finance Charge Collections
            applied to such Class D Defaulted Amount                      $0.00

      (b)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Principal Collections                  $0.00

      (c)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of items 6(a), 7(a) and 8 (a) above                   $0.00

      (d)   The total amount by which the Class D Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 9(a), (b) and (c)                       $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class D
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Class D Interest
            exceeds the Class D Invested Amount, if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            the Distribution Date                                         $0.00

(10)  Investor Monthly Servicing Fee

      (a)   The amount of the Series 2000-2 Monthly
            Servicing Fee payable to the Servicer on the
            Distribution Date                                        $844,083.33

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

(11)  Class A Monthly Interest

      (a)   Class A Monthly Interest payable on the
            Distribution Date                                       $525,625.00

(12)  Class B Monthly Interest

      (a)   Class B Monthly Interest payable on the
            Distribution Date                                        $85,507.31

(13)  Principal Funding Account Amount

      (a)   The amount on deposit in the Principal Funding
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date                       $0.00

      (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


(14)  Deficit Controlled Accumulation Amount

      The Deficit Controlled Accumulation Amount for the
      Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                                   $0.00

(15)  Class A Reserve Account

      (a)   The amount on deposit in the Class A Reserve
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                         $0.00

      (b)   The Class A Required Reserve Account Amount                   $0.00

(16)  Class B Reserve Account

      (a)   The amount on deposit in the Class B Reserve
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                         $0.00

      (b)   The Class B Required Reserve Account Amount                   $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $450,000,000.00

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $450,000,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $59,300,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $59,300,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the
            Pool Factor.                                               1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $49,200,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $49,200,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the Invested Amount on such Distribution Date              8.50%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $20,300,000.00

      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $20,300,000.00

      (3)   The Class D Invested Amount as a percentage of
            the Invested Amount on such Distribution Date                 3.51%

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $6,255,545,277

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $195,420,703

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 2000-2 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 2000-2 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 divided by the number of days
            in the calendar month) Effective November 2002
            monthly period.                                              17.09%

      (2)   The Net Loss Rate (the Series 2000-2 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 2000-2
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.66%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 2000-2 Certificates
            for the preceding Monthly Period)                             9.43%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 2000-2 Certificates as of the last day of
            the next preceding Monthly multiplied by 12)                  3.95%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 2000-2 Certificates for
            the preceding Monthly Period)                                 5.48%

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.57%


I)    Series 2000-2 Information for the Last Three
      Distribution Dates

      1)    Gross Yield

            a) 04/15/03                     17.09%
            b) 03/17/03                     16.93%
            c) 02/18/03                     15.92%

           --------------------------------------

              Series 2000-2 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      2)    Net Loss Rate

            a) 04/15/03                     7.66%
            b) 03/17/03                     7.48%
            c) 02/18/03                     7.50%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)  04/15/03                    5.48%
            b)  03/17/03                    5.54%
            c)  02/18/03                    4.17%

      Three Month Average 5.06%

      4)    Monthly Payment Rate

            a)   04/15/03                   9.57%
            b)   03/17/03                   8.19%
            c)   02/18/03                   8.81%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                              By: _____________________________
                              Name: Patricia Garvey
                              Title: Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 Series 2000-3

                 ---------------------------------------------

             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on April 15, 2003 and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A
            Certificateholders per $1,000 original
            certificate principal amount                              $1.127778

      (2)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.127778

      (3)   The amount set forth in A(1) above distributed
            to Class A Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

      (4)   The total amount distributed to Class B
            Certificateholders per $1,000 original
            certificate principal amount                              $1.393611

      (5)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            interest per $1,000 original certificate
            principal amount                                          $1.393611

      (6)   The amount set forth in A(4) above distributed
            to Class B Certificateholders with respect to
            principal per $1,000 original certificate
            principal amount                                          $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the
            Series 2000-3 Certificates

            (a)   The aggregate amount of Finance Charge
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                              $88,646,214.04

            (b)   The aggregate amount of Interchange
                  collected and allocated to the Trust for
                  the Monthly Period immediately preceding
                  the Distribution Date                           $4,764,390.69

            (c)   The aggregate amount of Principal
                  Receivables collected during the Monthly
                  Period immediately preceding the
                  Distribution Date                             $541,377,257.33

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

            (d)   The Floating Allocation Percentage with
                  respect to the Series 2000-3 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                    10.875409%

            (e)   The Principal Allocation Percentage with
                  respect to the Series 2000-3 Certificates
                  for the Monthly Period immediately
                  preceding the Distribution Date                    10.875409%

            (f)   The Finance Charge Receivables and
                  Interchange collected and allocated to the
                  Series 2000-3 Certificates for the Monthly
                  Period immediately preceding the
                  Distribution Date                              $10,158,785.06

            (g)   The Principal Receivables collected and
                  allocated to the Series 2000-3
                  Certificates for the Monthly Period
                  immediately preceding the Distribution
                  Date                                           $58,876,989.50

(2)   Available Finance Charge Collections and Reallocated
      Principal Collections for Series 2000-3 for the
      Monthly Period immediately preceding the Distribution
      Date.

      (a)   The Finance Charge Receivables and Interchange
            collected and allocated to the Series 2000-3
            Certificates                                         $10,158,785.06

      (b)   Collection Account and Special Funding Account
            investment earnings allocated to the Series
            2000-3 Certificates                                           $0.00

      (c)   Principal Funding Account Investment Proceeds                 $0.00

      (d)   Class A Reserve Draw Amount                                   $0.00

      (e)   Class B Reserve Draw Amount                                   $0.00

      (f)   Additional Finance Charges from other Series
            allocated to the Series 2000-3 Certificates                   $0.00

      (g)   Payments, if any, on deposit as of the
            Determination Date received from any Interest
            Rate Protection Agreements                                    $0.00

      (h)   Reallocated Class D Principal Collections                     $0.00

      (i)   Reallocated Collateral Principal Collections                  $0.00

      (j)   Reallocated Class B Principal Collections                     $0.00

      (k)   Total Available Finance Charge Collections and
            Reallocated Principal Collections for Series
            2000-3 (total of (a), (b), (c), (d), (e), (f),
            (g), (h), (i) and (j) above)                         $10,158,785.06

(3) Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date

      (a)   The Principal Receivables collected and
            allocated to the Series 2000-3 Certificates          $58,876,989.50

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

      (b)   Shared Principal Collections from other Series
            allocated to the Series 2000-3 Certificates                   $0.00

      (c)   Additional amounts to be treated as Available
            Principal Collections pursuant to the Series
            Supplement                                            $4,465,460.99

      (d)   Reallocated Class D Principal Collections                     $0.00

      (e)   Reallocated Collateral Principal Collections                  $0.00

      (f)   Reallocated Class B Principal Collections                     $0.00

      (g)   Available Principal Collections for Series
            2000-3 (total of (a), (b) and ( c) minus (d),
            (e) and (f) above)                                   $63,342,450.49

      (4)   Delinquent Balances in the Trust

      The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

      (a) 31-60 days                                               $117,941,024
      (b) 61-90 days                                                 76,801,224
      (c) 91 or more days                                           154,082,701
                                                                   ------------
      (d) Total Delinquencies                                      $348,824,949

(5)   Defaulted Amount

      (a)   The aggregate amount of Defaulted Receivables
            with respect to the Trust for the Monthly Period
            immediately preceding the Distribution Date          $45,365,897.91

      (b)   The aggregate Amount of Recoveries of Defaulted
            Receivables processed during the Monthly Period
            immediately preceding the Distribution Date           $4,305,730.88

      (c)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            [Defaulted Receivables minus Recoveries]             $41,060,167.03

      (d)   The Defaulted Amount for the Monthly Period
            immediately preceding the Distribution Date
            allocable to the Series 2000-3 Certificates (the
            "Series 2000-3 Defaulted Amount")                     $4,465,460.99

      (e)   The Class A Defaulted Amount [Series 2000-3
            Defaulted Amount multiplied by the Class A
            Percentage]                                           $3,471,895.92

      (f)   The Class B Defaulted Amount [Series 2000-3
            Defaulted Amount multiplied by the Class B
            Percentage]                                             $457,709.75

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------

(6)   Class A Charge-Offs

      (a)   The excess, if any, of the Class A Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class A
            Defaulted Amount, (ii) Reallocated Principal
            Collections applied to such Class A Defaulted
            Amount, (iii) the amount by which the Class D
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount, (iv) the amount
            by which the Collateral Invested Amount has been
            reduced in respect of such Class A Defaulted
            Amount and (v) the amount by which the Class B
            Invested Amount has been reduced in respect of
            such Class A Defaulted Amount (a "Class A
            Charge-Off")                                                 $0.00

      (b)   The amount of the Class A Charge-Off set forth
            in item 6(a) above, per $1,000 original
            certificate principal amount (which will have
            the effect of reducing, pro rata, the amount of
            each Class A Certificateholder's investment)              $0.000000

      (c)   The total amount reimbursed on the Distribution
            Date in respect of Class A Charge-Offs for prior
            Distribution Dates                                            $0.00

      (d)   The amount set forth in item 6(c) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class A
            Certificateholder's investment)                           $0.000000

      (e)   The amount, if any, by which the outstanding
            principal balance of the Class A Certificates
            exceeds the Class A Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

(7)   Class B Charge-Offs

      (a)   The excess, if any, of the Class B Defaulted
            Amount over the sum of (i) Available Finance
            Charge Collections applied to such Class B
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Class B
            Defaulted Amount, (ii) Reallocated Class D
            Principal Collections applied to such Class B
            Defaulted Amount, (iii) Reallocated Collateral
            Principal Collections applied to such Class B
            Defaulted Amount, (iv) the amount by which the
            Class D Invested Amount has been reduced in
            respect of such Class B Defaulted Amount and (v)
            the amount by which the Collateral Invested
            Amount has been reduced in respect of such Class
            B Defaulted Amount                                            $0.00

      (b)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Class B Principal
            Collections                                                   $0.00

      (c)   The amount by which the Class B Invested Amount
            has been reduced on the Distribution Date in
            respect of item 6(a) (together with item 7(a),
            "Class B Charge-Offs")                                        $0.00

      (d)   The total amount by which the Class B Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 7(a), (b) and (c)                       $0.00

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      (e)   The amount set forth in item 7(d) above per
            $1,000 original certificate principal amount
            (which will have the effect of reducing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (f)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class B
            Invested Amount on prior Distribution Dates                   $0.00

      (g)   The amount set forth in item 7(f) above per
            $1,000 original certificate principal amount
            (which will have the effect of increasing, pro
            rata, the amount of each Class B
            Certificateholder's investment)                           $0.000000

      (h)   The amount, if any, by which the outstanding
            principal balance of the Class B Certificates
            exceeds the Class B Invested Amount if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            such Distribution Date                                        $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral
                  Defaulted Amount over the sum of (i)
                  Available Finance Charge Collections
                  applied to such Collateral Defaulted
                  Amount, (ii) Reallocated Class D Principal
                  Collections applied to such Collateral
                  Defaulted Amount and (iii) the amount by
                  which the Class D Invested Amount has been
                  reduced in respect of such Collateral
                  Defaulted Amount                                        $0.00

            (b)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of
                  Reallocated Collateral Principal
                  Collections                                             $0.00

            (c)   The amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date in respect of items 6(a)
                  and 7(a) above                                          $0.00

            (d)   The total amount by which the Collateral
                  Invested Amount has been reduced on the
                  Distribution Date as set forth in items
                  8(a), (b) and (c)                                       $0.00

            (e)   The total amount reimbursed on the
                  Distribution Date in respect of reductions
                  in the Collateral Invested Amount on prior
                  Distribution Dates                                      $0.00

            (f)   The amount, if any, by which the
                  outstanding principal balance of the
                  Collateral Interest exceeds the Collateral
                  Invested Amount, if any, as of the
                  Distribution Date, after giving effect to
                  all deposits, withdrawals and
                  distributions on the Distribution Date                  $0.00

(9)   Reductions in the Class D Interest

      (a)   The excess, if any, of the Class D Defaulted
            Amount over Available Finance Charge Collections
            applied to such Class D Defaulted Amount                      $0.00

      (b)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of Reallocated Principal Collections                  $0.00

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      (c)   The amount by which the Class D Invested Amount
            has been reduced on the Distribution Date in
            respect of items 6(a), 7(a) and 8 (a) above                   $0.00

      (d)   The total amount by which the Class D Invested
            Amount has been reduced on the Distribution Date
            as set forth in items 9(a), (b) and (c)                       $0.00

      (e)   The total amount reimbursed on the Distribution
            Date in respect of reductions in the Class D
            Invested Amount on prior Distribution Dates                   $0.00

      (f)   The amount, if any, by which the outstanding
            principal balance of the Class D Interest
            exceeds the Class D Invested Amount, if any, as
            of the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on
            the Distribution Date                                         $0.00

(10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-3 Monthly
                  Servicing Fee payable to the Servicer on
                  the Distribution Date                           $1,020,833.33

(11)  Class A Monthly Interest

      (a)   Class A Monthly Interest payable on the
            Distribution Date                                       $613,793.06

(12)  Class B Monthly Interest

      (a)   Class B Monthly Interest payable on the
            Distribution Date                                        $99,991.60

(13)  Principal Funding Account Amount

      (a)   The amount on deposit in the Principal Funding
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date                       $0.00

      (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

(14)  Deficit Controlled Accumulation Amount

      The Deficit Controlled Accumulation Amount for the
      Distribution Date, after giving effect to all
      deposits, withdrawals and distributions on such
      Distribution Date                                                   $0.00

(15)  Class A Reserve Account

      (a)   The amount on deposit in the Class A Reserve
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                 $2,721,250.00

      (b)   The Class A Required Reserve Account Amount           $2,721,250.00

(16)  Class B Reserve Account

      (a)   The amount on deposit in the Class B Reserve
            Account on the Distribution Date, after giving
            effect to all deposits, withdrawals and
            distributions on such Distribution Date and the
            related Transfer Date                                         $0.00

      (b)   The Class B Required Reserve Account Amount                   $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                 $544,250,000.00

      (2)   The Class A Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                   $544,250,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class A Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class A
            Invested Amount on such Distribution Date, to
            the Class A Initial Invested Amount). The amount
            of a Class A Certificateholder's pro rata share
            of the Class A Invested Amount can be determined
            by multiplying the original denomination of the
            Class A Certificateholder's Certificate by the
            Pool Factor                                                1.000000

D) Class B Invested Amount

      (1)   The Class B Initial Invested Amount                  $71,750,000.00

      (2)   The Class B Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $71,750,000.00

      (3)   The Pool Factor for the Distribution Date (which
            represents the ratio of the Class B Invested
            Amount, as of such Distribution Date, after
            giving effect to any adjustment in the Class B
            Invested Amount on such Distribution Date, to
            the Class B Initial Invested Amount). The amount
            of a Class B Certificateholder's pro rata share
            of the Class B Invested Amount can be determined
            by multiplying the original denomination of the
            Class B Certificateholder's Certificate by the             1.000000
            Pool Factor

E) Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount               $59,500,000.00

      (2)   The Collateral Invested Amount on the
            Distribution Date, after giving effect to all
            deposits, withdrawals and distributions on such
            Distribution Date                                    $59,500,000.00

      (3)   The Collateral Invested Amount as a percentage
            of the Invested Amount on such Distribution Date              8.50%

F) Class D Invested Amount

      (1)   The Class D Initial Invested Amount                  $24,500,000.00

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      (2)   The Class D Invested Amount on the Distribution
            Date, after giving effect to all deposits,
            withdrawals and distributions on such
            Distribution Date                                    $24,500,000.00

      (3)   The Class D Invested Amount as a percentage of
            the Invested Amount on such Distribution Date                 3.50%

G) Receivables Balances

      (1)   The aggregate amount of Principal Receivables in
            the Trust at the close of business on the last
            day of the immediately preceding Monthly Period      $6,255,545,277

      (2)   The aggregate amount of Finance Charge
            Receivables in the Trust at the close of
            business on the last day of the immediately
            preceding Monthly Period                               $195,420,703

H) Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge
            Collections for the Series 2000-3 Certificates
            for the preceding Monthly Period (excluding
            payments received from Interest Rate Protection
            Agreements) divided by the Invested Amount of
            the Series 2000-3 Certificates as of the last
            day of the next preceding Monthly Period,
            multiplied by 365 divided by the number of days
            in the calendar month.) Effective November 2002
            monthly period.                                              17.09%

      (2)   The Net Loss Rate (the Series 2000-3 Defaulted
            Amount for the preceding Monthly Period divided
            by the Invested Amount of the Series 2000-3
            Certificates as of the last day of the next
            preceding Monthly Period, multiplied by 12)                   7.66%

      (3)   The Portfolio Yield (the Gross Yield minus the
            Net Loss Rate for the Series 2000-3 Certificates
            for the preceding Monthly Period)                             9.43%

      (4)   The Base Rate (Monthly Interest plus Monthly
            Servicing Fee (based on an assumed Servicing Fee
            Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution
            Date, divided by the Invested Amount of the
            Series 2000-3 Certificates as of the last day of
            the next preceding Monthly Period, multiplied by 12)          3.87%

      (5)   The Net Spread (the Portfolio Yield minus the
            Base Rate for the Series 2000-3 Certificates for
            the preceding Monthly Period)                                 5.56%

      (6)   The Monthly Payment Rate (Collections of
            Principal Receivables and Finance Charge
            Receivables with respect to all Receivables in
            the Trust for the preceding Monthly Period
            divided by the amount of Receivables in the
            Trust as of the last day of the next preceding
            Monthly Period)                                               9.57%

I)    Series 2000-3 Information for the Last Three
      Distribution Dates

      1)    Gross Yield

            a) 04/15/03                    17.09%
            b) 03/17/03                    16.93%
            c) 02/18/03                    15.92%

           --------------------------------------

              Series 2000-3 Monthly Statement
              April 15, 2003 Distribution Date

           --------------------------------------


      2)    Net Loss Rate

            a) 04/15/03                     7.66%
            b) 03/17/03                     7.48%
            c) 02/18/03                     7.50%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a) 04/15/03                     5.56%
            b) 03/17/03                     5.62%
            c) 02/18/03                     4.25%

      Three Month Average 5.14%

      4)    Monthly Payment Rate

            a) 04/15/03                     9.57%
            b) 03/17/03                     8.19%
            c) 02/18/03                     8.81%


                           CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                           By: _____________________________
                           Name:                        Patricia Garvey
                           Title:                       Vice President